SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 10, 1997


                                 MicroAge, Inc.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                  File No. 0-15995             86-0321346
          --------                  ----------------             ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

2400 South MicroAge Way, Tempe, Arizona                             85282
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:             (602) 804-2000

                                 Not Applicable
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.       Other Events.
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              On December 10, 1997, the Registrant reported its earnings for the fiscal quarter ended November 2, 1997.

Item 7.       Financial   Statements,   Pro  Forma  Financial   Information  and
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              Exhibits.
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              (c) Exhibits.

              Exhibit No.          Description
              ----------           -----------

                  99               Press   Release   dated   December  10,  1997
                                   announcing Fourth Quarter Earnings

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICROAGE, INC.


Date:  December 10, 1997                   By:  /s/ James R. Daniel
                                                -------------------
                                                    James R. Daniel
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer

                                  EXHIBIT INDEX

Exhibit
No.             Description
-------         -----------

99              Press Release dated December 10, 1997